Exhibit 99.2

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Amendment”) is being executed and delivered as of May 4, 2007, by and among International Rectifier Corporation, a Delaware corporation (the “Company”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) under the hereinafter identified and defined Credit Agreement, and certain of the lenders party to said Credit Agreement.  All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, International Rectifier Southeast Asia Pte. Ltd., a company organized under the laws of Singapore and a wholly-owned subsidiary of the Company (“IRFSEA”), entered into that certain Credit Agreement dated as of June 27, 2006, with Administrative Agent and the lenders party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “IRFSEA Credit Agreement”);

WHEREAS, pursuant to the IRFSEA Credit Agreement, the Company furnished to Administrative Agent and Lenders that certain Continuing Guaranty dated as of June 27, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”);

WHEREAS, the Company, JP Morgan Chase Bank, National Association, as administrative agent, and the lenders named therein are parties to that certain Credit Agreement dated as of November 6, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Company Credit Agreement”), and the covenants of the Company contained in Section 5 of the Company Credit Agreement are incorporated by reference into Section 15 of the Guaranty;

WHEREAS, the Company has requested the Lenders and the Administrative Agent to address certain provisions of the Guaranty in certain respects;

WHEREAS, certain of the Lenders and the Administrative Agent have agreed to address certain provisions of the Guaranty on the terms and conditions set forth in Section 1 hereof.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.     Agreement.  The Company has provided the Lenders with a copy of its press release dated April 9, 2007, describing, among other things, an investigation conducted at the request of the Audit Committee of its Board of Directors by independent investigators hired by outside legal counsel and that the ongoing investigation has discovered some accounting irregularities at one of its subsidiaries (the “Investigation”).  The Company has discussed with the Lenders the potential impact of the Investigation upon its past and prospective compliance with the Guaranty, including the fact that the Company may be unable to timely deliver to the Administrative Agent and the Lenders the financial statements and related documents required under Sections 5.01(b) and 5.01(c) of the Company Credit Agreement as incorporated in Section 15  of the Guaranty for the Company’s fiscal quarter ending March 31, 2007 (the “Reporting Requirement”).  The Company acknowledges that, pending completion of the investigation, it is unclear whether the Company complied with Section 5.01 or 5.06 of the Company Credit Agreement since the date of the Guaranty. The parties hereto acknowledge and agree that the foregoing statement shall not be construed as a statement by the Company or the Lenders that any default under the Guaranty exists on the date hereof.  In accordance with the provisions of Section 11 of the Guaranty, the Company has requested that, subject to the terms hereof, the Lenders enter into this agreement to set forth the understanding between the parties hereto regarding the matters discussed herein.

The Lenders party hereto acknowledge that the Company has complied with its obligations under Section 5.02 of the Company Credit Agreement as incorporated in Section 15 of the Guaranty in respect of the Investigation and the other related matters discussed herein.  Furthermore, the Lenders party hereto hereby agree, solely during the Investigation Period (as defined below), the Lenders shall not assert that a default exists under the Guaranty as a result of or on the basis of (x) the Reporting Requirement and (y) any other default under, or breach of the terms of, the Guaranty that may have arisen by virtue of the Investigation (the Reporting Requirement and such other defaults being collectively referred to herein as the “Specified Matters”).

As used herein, “Previous Financial Statements” means the Company’s financial statements as of and for the fiscal year ended June 30, 2006 and as of and for the fiscal quarters and portion of the fiscal year ended June 30, 2007 which have been delivered to the Lenders prior to the date hereof, and “Investigation Period” means the period commencing on the date hereof and expiring on the earlier of (a) June 27, 2007, (b) the date of delivery to the Administrative Agent or the Lenders of any modified or restated version of a Previous Financial Statement which, in the reasonable opinion of the Required Lenders, materially adversely deviates from the original version thereof in a manner that negatively impacts the creditworthiness of the Company and (c) the date of occurrence of any Default or Event of Default other than the Specified Matters.  All capitalized terms not defined herein shall have the meanings given them in the IRFSEA Credit Agreement.

Pursuant to the provisions of Section 11 of the Guaranty, except as set forth herein, no failure or delay by the Administrative Agent or any Lender in exercising any right or power under the Guaranty, IRFSEA Credit Agreement or under any other Loan Document shall operate as an amendment or waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent and the Lenders under the Guaranty, IRFSEA Credit Agreement and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  All remedies contained in the Loan Documents or by law as a result of the Specified Matters are hereby reserved on behalf of the Administrative Agent and the Lenders following the expiration of the Investigation Period.

2.     Conditions of Effectiveness.  This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition that the Administrative Agent shall have received executed counterparts of this Amendment duly executed and delivered by the Company and the Lenders.

3.     Representation and Warranties.  The Company hereby represents and warrants that, (i) all of the representations and warranties of the Company set forth in the Guaranty are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) other than in connection with the Reporting Requirement, no default has occurred or is continuing.

4.     No Implicit Amendment or Waiver.  Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as an amendment or waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Guaranty or IRFSEA Credit Agreement or any other documents executed in connection with the IRFSEA Credit Agreement, nor constitute an amendment or waiver of any provision of the IRFSEA Credit Agreement nor any other document executed in connection therewith and (ii) the Guaranty and IRFSEA Credit Agreement shall remain in full force and effect in accordance with its original terms.

5.     GOVERNING LAW.  THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

INTERNATIONAL RECTIFIER CORPORATION,
as the Company

By:
Name:
Title:

BANK OF AMERICA, N.A.,
individually as a Lender, as the Administrative Agent

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:
Name:
Title: